SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               July 16, 1999

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
 incorporation or organization)         Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                   68145                       (402)895-6640
(Address of principal           (Zip Code)  (Registrant's telephone number)
   executive offices)

ITEM 5.   OTHER EVENTS.

     On July 16, 1999, the registrant issued a news release announcing its operating revenues and earnings for the second quarter and six months ended June 30, 1999. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99.1   News release issued by the registrant on July 16, 1999.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      July 21, 1999                By:  /s/ John J. Steele
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      July 21, 1999                By:  /s/ James L. Johnson
                                             James L. Johnson
                                             Corporate Secretary and
                                               Controller